Delaware
Investments(SM)
---------------
A member of Lincoln Financial Group(R)


Delaware High-Yield Opportunities Fund

Current Income

2001 ANNUAL REPORT

(Current Income Artwork)

TABLE OF CONTENTS
-----------------

Letter to Shareholders             1

Portfolio Management
Review                             3

Performance Summary                6

Financial Statements

  Statement of Net Assets          7

  Statement of Assets
  and Liabilities                 11

  Statement of Operations         12

  Statements of Changes in
  Net Assets                      13

  Financial Highlights            14

  Notes to Financial
  Statements                      18

  Report of Independent
  Auditors                        21


A TRADITION OF SOUND INVESTINGS SINCE 1929
------------------------------------------

A Commitment to Our Investors

Experience
o Our seasoned investment professionals average 11 years experience, bringing a wealth of knowledge and expertise to our management team.
o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
o We strive to deliver consistently good performance in all asset classes.
o We believe that hiring the best and the brightest in the industry, conducting fundamental research and working in a disciplined investment process are essential to quality investment management.

Service
o We are committed to providing the highest standards of client service.
o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.
o We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.
o We offer mutual funds in virtually every asset class from domestic equity and fixed-income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware Management Company and its affiliates manage approximately $83 billion in assets as of June 30, 2001.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment adviser.

(C)Delaware Distributors, L.P.

Dear Shareholder

August 1, 2001

Recap of Events -- The past year has been particularly challenging for U.S. businesses and investors. Coming off a record-setting, decade-long period of growth, the U.S. economy began slowing considerably during the second half of 2000, creating a difficult corporate earnings environment and volatile capital markets. The sharp economic downturn has arguably been brought on by several events, including dramatically higher oil prices, an acute electricity shortage in California, and the Federal Reserve's series of interest rate hikes in late 1999 and early 2000.

During the slowdown that began in the second half of 2000, business spending decreased substantially, while corporate bond credit quality deteriorated across many sectors (Source: Standard & Poor's). In response, the Federal Reserve Board began an aggressive campaign of monetary easing in January of 2001, enacting six interest rate cuts in six months totaling 2.75%.

At the start of Delaware High-Yield Opportunities Fund's fiscal year on August 1, 2000, the high-yield bond market suffered from the same problems that had hurt performance since 1998. Investor demand for high-yield bonds had dwindled while defaults were still rising (Source: Standard & Poor's).

The high-yield market continued its struggles until December, when performance picked up significantly. A rally lasted well into January, but strong performance among high-yield assets was not able to continue as 2001 progressed and economic slowing worsened. The telecommunications sector in particular, which constitutes a significant portion of the high-yield market, was hit hard by credit concerns.

Delaware High-Yield Opportunities Fund returned -9.96% for the fiscal year ended July 31, 2001 (Class A shares at net asset value with distributions reinvested). Our results trailed the Lipper High Current Yield Funds Average, which posted a -4.74% return during the same period, and the +2.22% return for the Salomon Smith Barney High-Yield Cash Pay Index, the Fund's benchmark.

Total Return
For the period ended July 31, 2001                                      One Year
--------------------------------------------------------------------------------
Delaware High-Yield Opportunities Fund-- Class A Shares                  -9.96%
--------------------------------------------------------------------------------
Lipper High Current Yield Funds Average (408 funds)                      -4.74%

Salomon Smith Barney High-Yield Cash Pay Index                           +2.22%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes and a description of the index can be found on page 6. The Lipper High Current Yield Funds Average represents the average return of high-yield bond funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

"IN A RECOVERY, OVERALL BOND CREDIT QUALITY SHOULD IMPROVE ONCE CORPORATIONS BEGIN TO STRENGTHEN THEIR BALANCE SHEETS AND PUT THE WORST OF THEIR RECENT POOR PERFORMANCE BEHIND THEM."

Market Outlook -- As investors await signs of economic recovery, we believe they will continue to diversify, buying more bonds and bond mutual funds. Our outlook in the intermediate term remains cautious for high-yield bonds, some of which are likely to continue to be troubled by credit problems until the economy strengthens.

With economic indicators still mixed at best, there has been no indication that the Fed is finished with its efforts to ease interest rates. This at least should be accommodative to investors in bond mutual funds, which have seen inflows throughout much of 2001 (Source: AMG Data Services).

We also believe there are plenty of reasons for investors to take the optimistic view that an economic rebound is not far off. In a recovery, overall bond credit quality should improve once corporations begin to strengthen their balance sheets and put the worst of their recent poor performance behind them. History shows that an upturn in the economic cycle can be the launching point for stronger performance among high-yield bonds.

Regardless of the timing for a potential economic rebound, we believe that Delaware High-Yield Opportunities Fund can play an important role in a well-diversified investment portfolio going forward. On the following pages, Peter Andersen and Jude Driscoll, Portfolio Managers for the Fund, explain positioning over the fiscal year ended July 31, 2001 and provide an outlook for the coming months. We thank you for your continued confidence, and your commitment to Delaware Investments.


Sincerely,

/s/ Charles E. Haldeman, Jr.              /s/ David K. Downes
------------------------------------      --------------------------------------
Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

Peter C. Andersen
Vice President/
Senior Portfolio Manager

Jude T. Driscoll
Executive Vice President/
Head of Fixed Income

August 1, 2001


PORTFOLIO MANAGEMENT REVIEW
---------------------------

The Fund's Results
Delaware High-Yield Opportunities Fund suffered through a difficult year, posting a disappointing -9.96% return (Class A shares at net asset value with distributions reinvested). The second half of Delaware High-Yield Opportunities Fund's fiscal year in particular has been a volatile one. Beginning in December, the telecommunications sector appeared to offer tremendous potential and bonds rallied dramatically. Additionally, high-yield bond mutual funds experienced strong inflows during this period (Source: SimFund). Many investors interpreted these signs as the start of a market recovery.

In mid-February, however, the momentum slowed when credit problems in the telecommunications sector began emerging as a result of a slowing economy. Creditors began assessing telecom issuers on the basis of liquidity, and as a result, funding requirements became the primary measure for evaluating risk among these companies (Source: Moody's Investors Service).

Delaware High-Yield Opportunities Fund's performance was hurt by its exposure to the telecommunications sector, and trailed its peer group and benchmark index. Generally, we believe that a relative overweighting in the telecom sector negatively impacted the Fund. A team of 17 dedicated analysts -- specialized by area -- perform in-depth company research, including intensive credit analysis. While we feel that the market is not currently rewarding the deep research for which our team is known, we believe this credit-focused strategy will remain a valuable asset over the long term.

Generally, the investment team focuses on credit quality of issuers, and adheres to a strategy of buying and holding bonds that meet its strict investment criteria. However, we will occasionally sell a long-term holding and buy it back at a lower price in the open market when we believe the risk-return profile of such a transaction is appropriate. Used prudently, we believe this strategy helps us take advantage of short-term pricing discrepancies often found in the high-yield market.

Portfolio Highlights
Our investment approach utilizes a value-oriented investment style in which we seek to buy securities when we believe they are selling at a discount to the market. Early in the Fund's fiscal year, we increased the portfolio's weighting in telecommunications, which we believe was undervalued. When the telecommunications sector began experiencing liquidity issues in February, many companies began trading well below par and one of our core holdings, Winstar Communications, defaulted on its interest payments. We had completely sold our position of Winstar Communications as of July 31, 2001.

During the second half of our fiscal year, we concentrated on defensive sectors, which we believed offered the strongest potential returns. In a period of economic uncertainty, the cable industry in particular is an attractive alternative to traditional

"DUE TO CONTINUED INDUSTRY UNCERTAINTY, WE ARE MAINTAINING A MARKET-WEIGHTED POSITION IN THE TELECOMMUNICATIONS SECTOR."

high-growth industries such as telecommunications. The appeal of cable companies is their use of discretionary capital expenditures. This means that companies will often increase a loan amount to acquire or improve capital assets. Return is then generated by cash flow from cable subscribers who pay a fixed rate for monthly service--an amount that's generally resistant to recession and individual financial hardship. Access to a broad spectrum of companies allows us to maintain positions in core names while also investing in smaller players that offer the potential for higher growth. Charter Communications, Adelphia Communications, and Insight Communications remain among the Fund's top cable holdings.

Healthcare is another sector where we continue to maintain a strong presence in the face of a slower economy. Some of the companies we've invested in are core names like Magellan Health, while more speculative holdings such as Kinetic Concepts and Davita offer the Fund greater growth potential.

During the second half of the fiscal year, the Fund also began investing in select holdings in the food services industry. Part of our investment strategy includes capitalizing on areas that we believe are undervalued using our research capabilities. CKE Restaurants is one example of a holding that has exhibited strong fundamentals and appears to be in the midst of a turnaround. Others include Avado Brands and American Restaurant Group. While holdings such as these are more speculative in nature, we believe we can offset the risks by employing a dedicated analyst who can identify and weigh opportunities as they arise. Leveraging our research skills helps us take advantage of select issues that have been largely ignored by the market. Delaware High-Yield Opportunities Fund has the unique ability to capitalize on these opportunities because of its relatively small asset size compared with its competitors.

Due to continued industry uncertainty, we are maintaining a market-weighted position in the telecommunications sector. While many telecom bonds are selling at a deep discount and offer some of the industry's highest yields, we believe that individual company fundamentals are in many cases difficult to read at this time. We believe that focusing on select, high quality names as a result of our thorough credit analysis enables us to invest only in those companies exhibiting the strongest prospects for turnaround. Some of the telecom names we believe offer attractive performance in the long-distance arena include Level 3 Communications and Williams Communications. A core holding among competitive local exchange carriers included Time Warner Telecommunications.

By taking selective risk, the Fund can maintain defensive positions in sectors such as cable and media, while taking advantage of more speculative opportunities in the restaurant and retail sectors. We think this strategy helps minimize overall portfolio risk while enhancing the Fund's total return potential --a primary objective of the Fund.

Delaware High-Yield Opportunities Fund Portfolio
Characteristics
July 31, 2001

Current 30-Day SEC Yield*  10.31%
-------------------------------------
Average Duration**         4.50 years
-------------------------------------
Average Maturity***        7.50 years
-------------------------------------
  *For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current 30-day SEC yield as of July 31, 2001 for both Class B and C shares was 10.08%. The Institutional Class yield was 11.16%.
 **Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.
***Average maturity is the average time remaining until repayment by issuers of portfolio securities.

A Tough Year in Telecom
As investor sentiment toward upstart telecommunications companies fell off, so too did bond issuance in the sector. High-yield debt issuance by U.S. alternative telecommunications operators ($billion)


 1998     1999      2000      2001
-----------------------------------
$22.8     $8.4     $13.4      $1.3*

*through August 10, 2001

Source: Deutsche Bank


Outlook
We expect continued uncertainty in the high-yield market for the remainder of 2001. In light of slow economic growth and poor prospects for the telecommunications industry, we expect that investors will wait on the sidelines until concrete results begin to emerge from corporate operations. We believe that the telecom industry will undergo continued scrutiny regarding the prospects for long-distance services, wireless and internet data demand estimates. We also anticipate that default rates -- which are likely to be concentrated in the telecom sector -- will peak by year-end.

Moving forward, we will maintain a cautious approach. We believe that defensive areas including cable, media, broadcasting, healthcare, chemical, and paper and forest should fare well. Our strategy seeks to minimize exposure to any one industry by carefully monitoring sector weightings on an ongoing basis. We are confident that integrating a bottom-up approach with intensive credit research helps us uncover the best high-yield opportunities available.

The remainder of 2001 will more than likely witness a split in returns. This means that while lower-rated issues will fare poorly, the higher-rated bonds --likely to be in greater demand -- will also provide lower yields. While we believe the current high-yield market environment is unusual given the dramatic problems in the telecom sector, we are confident that an eventual drop in default rates and a return to more typical market conditions will benefit our disciplined, long-term investment approach. We are confident that investors who remain committed to the high-yield market will be rewarded with stronger performance over time.

Delaware High-Yield Opportunities Fund
Top 10 Sectors
As of July 31, 2001

Industry                                                Percentage of Net Assets
--------------------------------------------------------------------------------
Cable, Media & Publishing                                         15.6%
--------------------------------------------------------------------------------
Telecommunications                                                 9.2%
--------------------------------------------------------------------------------
Healthcare & Pharmaceuticals                                       7.2%
--------------------------------------------------------------------------------
Energy                                                             6.1%
--------------------------------------------------------------------------------
Food, Beverage & Tobacco                                           5.1%
--------------------------------------------------------------------------------
Leisure, Lodging & Entertainment                                   4.9%
--------------------------------------------------------------------------------
Utilities                                                          4.9%
--------------------------------------------------------------------------------
Chemicals                                                          4.7%
--------------------------------------------------------------------------------
Banking, Finance & Insurance                                       3.8%
--------------------------------------------------------------------------------
Retail                                                             3.4%
--------------------------------------------------------------------------------

FUND BASICS
-----------
As of July 31, 2001

Fund Objective
The Fund seeks total return and, as a secondary objective, high current income.

Total Fund Net Assets
$32.74 million

Number of Holdings
142

Fund Start Date
December 30, 1996

Your Fund Management
Peter C. Andersen is Senior Portfolio manager of Delaware's high-yield funds. Prior to joining Delaware Investments in September 2000, Mr. Andersen was portfolio manager at Conseco Capital Management, where he managed high-yield portfolios for both institutional and retail products. He holds a Master's degree in Finance from Harvard University and a Master's degree in Physics from Yale University. Mr. Andersen is also a CFA charterholder.

Jude T. Driscoll is Executive Vice President/Head of Fixed Income at Delaware Management Company. Prior to joining Delaware Investments in 2000, Mr. Driscoll was Senior Vice President, Director of Fixed-Income Process at Conseco Capital Management, where he managed bank loan, high-yield and general insurance portfolios. He previously held management positions at NationsBanc Montgomery Securities and Goldman Sachs & Co.

Nasdaq Symbols
Class A    DHOAX
Class B    DHOBX
Class C    DHOCX

DELAWARE HIGH YIELD OPPORTUNITIES FUND PERFORMANCE
--------------------------------------------------

Growth of $10,000 investment chart

December 30, 1996 (Fund inception) through July 31, 2001


                         Delaware High Yield
                         Opportunities Fund -          Salomon Smith Barney High
                           Class A Shares                 Yield Cash Pay Index
                         --------------------          -------------------------
12/31/96                      $9,525.00                         $10,000
07/31/97                     $10,562.00                         $10,835
07/31/98                     $12,184.00                         $11,993
07/31/99                     $11,666.00                         $11,968
07/31/00                     $12,074.00                         $11,886
07/31/01                     $10,871.00                         $12,149


Chart assumes $10,000 invested on December 30, 1996 and includes the effect of a 4.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each successive month shown. The Salomon Smith Barney High-Yield Cash Pay Index is an unmanaged index that generally tracks the performance of domestic high-yield bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Average Annual Total Returns

Through July 31, 2001                         Lifetime                  One Year
--------------------------------------------------------------------------------
Class A (Est. 12/30/96)
      Excluding Sales Charge                   +2.91%                     -9.96%
      Including Sales Charge                   +1.85%                    -14.21%
--------------------------------------------------------------------------------
Class B (Est. 2/17/98)
      Excluding Sales Charge                   -2.85%                    -10.44%
      Including Sales Charge                   -3.49%                    -13.70%
--------------------------------------------------------------------------------
Class C (Est. 2/17/98)
      Excluding Sales Charge                   -2.86%                    -10.44%
      Including Sales Charge                   -2.86%                    -11.26%
--------------------------------------------------------------------------------
Delaware High-Yield Opportunities Fund invests primarily in high-yield bonds, which involve greater risk than higher quality bonds. Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime and one-year periods ended July 31, 2001 for Delaware High-Yield Opportunities Fund's Institutional Class were +3.16% and -9.67%, respectively. The Institutional Class shares were first made available on December 30, 1996 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware High-Yield Opportunities Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Symbol Institutional Class: DHOIX

Statement of Net Assets

DELAWARE HIGH-YIELD OPPORTUNITIES FUND
----------------------------------------


                                                           Principal      Market
July 31, 2001                                              Amount         Value
--------------------------------------------------------------------------------
  Collateralized Mortgage Obligations - 0.57%
  Wells Fargo Mortgage Backed Securities
    2001-9 B4 6.75% 5/25/31 .............................  $111,762  $    88,580
  Washington Mutual Mortgage Securities
    Corporation 2001-8 CB4 6.71% 8/1/31 .................   125,000       99,063
                                                                     -----------
  Total Collateralized Mortgage Obligations
    (cost $187,215) .....................................                187,643
                                                                     -----------
  Corporate Bonds - 85.96%
  Aerospace & Defense - 0.82%
  Alliant Techsystems 144A 8.50% 5/15/11 ................   100,000      104,000
  BE Aerospace 9.50% 11/1/08 ............................   160,000      165,600
                                                                     -----------
                                                                         269,600
                                                                     -----------
  Automobiles & Automotive Parts - 2.31%
  Advanced Accessory Systems/AAS Capital
    9.75% 10/1/07 .......................................    60,000       43,500
  American Axle & Manufacturing
    9.75% 3/1/09 ........................................   175,000      180,250
  Navistar International 144A 9.375% 6/1/06 .............   150,000      156,375
  Neff
    10.25% 6/1/08 .......................................   425,000      246,500
    10.25% 6/1/08 .......................................   225,000      130,500
                                                                     -----------
                                                                         757,125
                                                                     -----------
  Banking, Finance & Insurance - 3.77%
  Beaver Valley Funding 9.00% 6/1/17 ....................   360,000      395,241
 +Coaxial 12.875% 8/15/08 ...............................   225,000      169,875
++Finova Capital 6.625% 9/15/01 .........................   350,000      337,355
  Petrobras International Finance 144A 9.75% 7/6/11 .....   175,000      170,188
  Sovereign Bancorp 10.50% 11/15/06 .....................   150,000      162,563
                                                                     -----------
                                                                       1,235,222
                                                                     -----------
  Buildings & Materials - 2.39%
  Beazer Homes USA 8.625% 5/15/11 .......................   250,000      255,625
  KB Home 9.50% 2/15/11 .................................   150,000      154,500
  Lennear 9.95% 5/1/10 ..................................   175,000      191,625
  Ryland 9.125% 6/15/11 .................................   175,000      179,156
                                                                     -----------
                                                                         780,906
                                                                     -----------
  Cable, Media & Publishing - 15.58%
  Adelphia Communications
    10.25% 6/15/11 ......................................   325,000      318,500
    10.50% 7/15/04 ......................................   150,000      151,875

  Advanstar Communications 12.00% 2/15/11 ...............   200,000      205,000
  Charter Communications
     9.92% 4/1/11 .......................................   905,000      626,712
    10.00% 4/1/09 .......................................   325,000      333,938
  Coaxial Communications 10.00% 8/15/06 .................   175,000      175,875
  CSC Holdings 7.25% 7/15/08 ............................   320,000      321,316
  Echostar Broadband 10.375% 10/1/07 ....................   325,000      340,031
  Emmis Communications 8.125% 3/15/09 ...................   150,000      144,000

                                                           Principal      Market
                                                           Amount         Value
--------------------------------------------------------------------------------
  Corporate Bonds (continued)
  Cable, Media & Publishing (continued)
  Granite Broadcasting 10.375% 5/15/05 ..................  $ 75,000  $    51,938
 +Insight Communications 144A 12.25% 2/15/11 ............   575,000      337,813
  Insight Midwest 144A 10.50% 11/1/10 ...................   150,000      162,000
  Key3Media 11.25% 6/15/11 ..............................   250,000      243,750
  Mediacom 7.875% 2/15/11 ...............................   375,000      349,687
  Nextmedia 10.75% 7/1/11 ...............................   325,000      340,030
 +NTL Communications 11.50% 2/1/06 ......................   250,000      166,250
  Penton Media 144A 10.375% 6/15/11 .....................   175,000      172,375
  Radio One 144A 8.875% 7/1/11 ..........................    95,000       97,375
  Rogers Cablesystems 10.00% 3/15/05 ....................   350,000      376,687
  Telewest Communications 11.25% 11/1/08 ................   225,000      187,875
                                                                     -----------
                                                                       5,103,027
                                                                     -----------
  Chemicals - 4.69%
  Avecia 11.00% 7/1/09 ..................................   125,000      125,781
  IMC Global 7.40% 11/1/02 ..............................   550,000      518,938
  ISP Chemco 144A 10.25% 7/1/11 .........................   225,000      226,125
  Lyondell Chemical 9.875% 5/1/07 .......................   175,000      176,750
  Macdermid 144A 9.125% 7/15/11 .........................   320,000      318,400
  Polymer 9.00% 7/1/07 ..................................   425,000      167,875
                                                                     -----------
                                                                       1,533,869
                                                                     -----------
  Computers & Technology - 2.04%
  Amkor Technology 9.25% 5/1/06 .........................    35,000       32,025
  Asat Finance 12.50% 11/1/06 ...........................   234,000      211,770
  ChipPAC International 12.75% 8/1/09 ...................   180,000      173,700
  Seagate Technologies 144A 12.50% 11/15/07 .............   250,000      251,875
                                                                     -----------
                                                                         669,370
                                                                     -----------
  Consumer Products - 1.70%
  American Greetings
    6.10% 8/1/28 ........................................   225,000      187,100
    11.75% 7/15/08 ......................................   175,000      167,125
  Salton 144A 12.25% 4/15/08 ............................   200,000      203,500
                                                                     -----------
                                                                         557,725
                                                                     -----------
  Electronics & Electrical - Equipment 0.78%
  Flextronics International 9.875% 7/1/10 ...............   250,000      256,250
                                                                     -----------
                                                                         256,250
                                                                     -----------
  Energy - 6.08%
  BRL Universal Equipment 8.875% 2/15/08 ................   125,000      126,250
  Chesapeake Energy 144A 8.125% 4/1/11 ..................   150,000      144,375
  Mission Energy 144A 13.50% 7/15/08 ....................   525,000      531,563
  Pride International 10.00% 6/1/09 .....................   600,000      649,500
  Sesi 144A 8.875% 5/15/11 ..............................   300,000      291,000
 +Universal Compression 9.875% 2/15/08 ..................   275,000      246,125
                                                                     -----------
                                                                       1,988,813
                                                                     -----------
  Environmental Services - 0.56%
  Allied Waste 144A 8.875% 4/1/08 .......................   175,000      182,875
                                                                     -----------
                                                                         182,875
                                                                     -----------

                                                           Principal      Market
Delaware High-Yield Opportunities Fund                     Amount         Value
--------------------------------------------------------------------------------
  Corporate Bonds (continued)
  Food, Beverage & Tobacco - 5.11%
  Advantica Restaurant 11.25% 1/15/08 ...................  $550,000  $   339,625
  Agrilink Foods 11.875% 11/1/08 ........................    75,000       70,969
  American Restaurant 11.50% 2/15/03 ....................   175,000      167,125
  Avado Brands 11.75% 6/15/09 ...........................   545,000      193,475
  CKE Restaurants 9.125% 5/1/09 .........................   550,000      426,250
  Di Giorgio 10.00% 6/15/07 .............................   330,000      308,550
  National Wine & Spirits 10.125% 1/15/09 ...............   165,000      166,650
                                                                     -----------
                                                                       1,672,644
                                                                     -----------
  Healthcare & Pharmaceuticals - 7.18%
  Davita 144A 9.25% 4/15/11 .............................   175,000      182,875
  Fresensius Medical Care TOPrS
    9.00% 12/1/06 .......................................       250      259,375
  HCA 7.875% 2/1/11 .....................................   150,000      154,875
  Healthsouth 8.50% 2/1/08 ..............................   150,000      154,875
  Kinetic Concepts 9.625% 11/1/07 .......................   450,000      427,500
  King Pharmaceutical 10.75% 2/15/09 ....................   145,000      159,500
  Magellan Health Services 144A 9.375% 11/15/07 .........   225,000      232,875
  Tenet Healthcare 7.625% 6/1/08 ........................   375,000      394,688
  Triad Hospitals 144A 8.75% 5/1/09 .....................   370,000      382,950
                                                                     -----------
                                                                       2,349,513
                                                                     -----------
  Industrial Machinery - 1.86%
  Briggs & Stratton 144A 8.875% 3/15/11 .................   250,000      256,250
  Grant Prideco 9.625% 12/1/07 ..........................   345,000      351,038
                                                                     -----------
                                                                         607,288
                                                                     -----------
  Leisure, Lodging & Entertainment - 4.85%
  Alliance Gaming 10.00% 8/1/07 .........................   325,000      327,438
  Anchor Gaming 9.875% 10/15/08 .........................   330,000      360,524
  Extended Stay America 144A
    9.875% 6/15/11 ......................................    75,000       75,750
  Felcor Lodging 8.50% 6/1/11 ...........................   180,000      174,150
  Host Marriot 8.375% 2/15/06 ...........................   150,000      149,625
  Mohegan Tribal 144A 8.375% 7/1/11 .....................   175,000      177,625
 +Premier Parks 10.00% 4/1/08 ...........................   200,000      167,000
  Station Casinos 9.875% 7/1/10 .........................   150,000      154,313
                                                                     -----------
                                                                       1,586,425
                                                                     -----------
  Metals & Mining - 1.69%
  Jorgensen Earle 9.50% 4/1/05 ..........................   250,000      241,875
  United States Steel 10.75% 8/1/08 .....................   170,000      171,700
  WCI Steel 10.00% 12/1/04 ..............................   100,000       72,500
  Weirton Steel 11.375% 7/1/04 ..........................   210,000       66,150
                                                                     -----------
                                                                         552,225
                                                                     -----------
  Miscellaneous - 0.56%
  Stewart Enterprises 144A 10.75% 7/1/08 ................   175,000      184,625
                                                                     -----------
                                                                         184,625
                                                                     -----------
  Packaging & Containers - 1.44%
  Gaylord Container 9.75% 6/15/07 .......................   375,000      241,875
  Stone Container 144A 9.75% 2/1/11 .....................   220,000      229,900
                                                                     -----------
                                                                         471,775
                                                                     -----------

                                                           Principal      Market
                                                           Amount         Value
--------------------------------------------------------------------------------
  Corporate Bonds (continued)
  Paper & Forest Products - 2.43%
  Doman Industries
    8.75% 3/15/04 .......................................  $150,000  $    86,250
    12.00% 7/1/04 .......................................   225,000      226,125
  Potlatch 144A 10.00% 7/15/11 ..........................   175,000      179,375
  Tembec Industries 8.50% 2/1/11 ........................   120,000      124,200
  Tembec Industries 144A 8.50% 2/1/11 ...................   175,000      181,125
                                                                     -----------
                                                                         797,075
                                                                     -----------
  Real Estate - 1.01%
  La Quinta Properties 7.40% 9/15/05 ....................   175,000      164,500
  Nationwide Health Properties 7.06% 12/5/06 ............   180,000      166,616
                                                                     -----------
                                                                         331,116
                                                                     -----------
  Retail - 3.43%
  J Crew 10.375% 10/15/07 ...............................   500,000      435,000
  Levi Strauss 11.625% 1/15/08 ..........................   300,000      288,750
  Office Depot 144A 10.00% 7/15/08 ......................   175,000      176,313
  Saks 7.25% 12/1/04 ....................................   240,000      222,600
                                                                     -----------
                                                                       1,122,663
                                                                     -----------
  Telecommunications - 9.18%
 +Allegiance Telecom 11.75% 2/15/08 .....................   430,000      251,550
  American Tower 144A 9.375% 2/1/09 .....................   320,000      298,799
  Crown Castle 144A 9.375% 8/1/11 .......................   250,000      224,375
  Horizon PCS 14.00% 10/1/10 ............................   600,000      198,000
  Level 3 Communications
    9.125% 5/1/08 .......................................   425,000      233,750
   +12.875% 3/15/10 .....................................   225,000       61,875
  McLeodUSA 9.25% 7/15/07 ...............................   275,000      141,625
  Metromedia Fiber 10.00% 12/15/09 ......................   125,000       35,000
 +Microcell Telecommunications 14.00% 6/1/06 ............   340,000      254,999
  Nextel Communications 9.375% 11/15/09 .................    35,000       28,919
  Nextel International 12.75% 8/1/10 ....................   800,000      202,000
 +Nextel Partners 14.00% 2/1/09 .........................   265,000      164,963
  Nextlink Communications
   +9.45% 4/15/08 .......................................   600,000      108,000
    10.75% 6/1/09 .......................................   360,000      129,600
  Paxson Communications 144A
    10.75% 7/15/08 ......................................   175,000      182,000
  Time Warner Telecommunications
    10.125% 2/1/11 ......................................   100,000       88,500
 +Ubiquitel 14.00% 4/15/10 ..............................   650,000      237,250
  Williams Communications 11.70% 8/1/08 .................   375,000      163,125
                                                                     -----------
                                                                       3,004,330
                                                                     -----------
  Transportation & Shipping - 1.60%
  Atlas Air 10.75% 8/1/05 ...............................   210,000      157,500
  Hornbeck-Leevac 144A 10.625% 8/1/08 ...................   160,000      158,800
  Teekay Shipping 144A 8.875% 7/15/11 ...................   200,000      206,250
                                                                     -----------
                                                                         522,550
                                                                     -----------

                                                           Principal      Market
Delaware High-Yield Opportunities Fund                     Amount         Value
--------------------------------------------------------------------------------
  Corporate Bonds (continued)
  Utilities - 4.90%
  AES 9.50% 6/1/09 ......................................  $340,000  $   348,500
  Avista 144A 9.75% 6/1/08 ..............................   175,000      189,464
  Azurix 10.75% 2/15/10 .................................   150,000      153,750
  Calpine
    8.50% 5/1/08 ........................................   550,000      559,089
    10.50% 5/15/06 ......................................   180,000      188,550
  CMS Energy 9.875% 10/15/07 ............................    75,000       80,950
  Midland Funding II 11.75% 7/23/05 .....................    75,000       83,250
                                                                     -----------
                                                                       1,603,553
                                                                     -----------
  Total Corporate Bonds (cost $28,274,076) ..............             28,140,564
                                                                     -----------
  Foreign Bonds - 1.17%
  Brazil - 0.34%
  Federal Republic of Brazil
    11.00% 8/17/40 ......................................   160,000      112,000
                                                                     -----------
                                                                         112,000
                                                                     -----------
  Colombia - 0.42%
  Republic of Colombia 8.375% 2/15/27 ...................   195,000      136,500
                                                                     -----------
                                                                         136,500
                                                                     -----------
  Philippines - 0.41%
  Republic of Philippines 9.875% 1/15/19 ................   160,000      134,400
                                                                     -----------
                                                                         134,400
                                                                     -----------
  Total Foreign Bonds (cost $397,809) ...................                382,900
                                                                     -----------





                                                            Number of
                                                            Shares
                                                            ---------
  Common Stock - 0.26%
  Telecommunications - 0.26%
 *Global Crossing .......................................     4,100       26,855
 *McLeodUSA Class A .....................................     4,500       10,980
 *Triton PCS Holdings Class A ...........................     1,200       46,440
                                                                     -----------
  Total Common Stock (cost $333,237)                                      84,275
                                                                     -----------

  Preferred Stocks - 3.10%
  CSC Holdings PIK 11.125% ..............................     4,008      426,902
  Nextel Communications PIK 13.00% ......................       397      250,831
  Rural Cellular PIK 11.375% ............................       412      336,989
                                                                     -----------
  Total Preferred Stocks (cost $1,155,192) ..............              1,014,722
                                                                     -----------
  Warrants - 0.04%
 *Horizon PCS ...........................................     8,040       11,928
                                                                     -----------
  Total Warrants (cost $53,099) .........................                 11,928
                                                                     -----------

                                                           Principal     Market
                                                           Amount        Value
--------------------------------------------------------------------------------
  Repurchase Agreements - 1.99%
  With BNP Paribas 3.85% 8/1/01
    (dated 7/31/01, collateralized by
    $164,000 U.S. Treasury Notes 7.50%
    due 11/15/01, market value $168,283) ................  $164,500  $   164,500
  With Cantor Fitzgerald 3.85% 8/1/01
    (dated 7/31/01, collateralized by $69,000
    U.S. Treasury Bills due 1/3/02, market value
    $67,593 and $102,000 U.S. Treasury Bills
    due 1/10/02, market value $100,452) .................   165,000      165,000
  With J.P. Morgan Chase 3.83% 8/1/01
    (dated 7/31/01, collateralized by $148,000
    U.S. Treasury Notes 6.625% due 4/30/02,
    market value $153,226) ..............................   149,000      149,000
  With UBS Warburg 3.85% 8/1/01 (dated 7/31/01,
    collateralized by $29,000 U.S. Treasury Notes
    5.625% due 9/30/01, market value $29,335
    and $69,000 U.S. Treasury Notes 6.375% due
    8/15/02, market value $72,580 and $69,000
    U.S. Treasury Notes 6.25% due 2/15/03,
    market value $73,141) ...............................   171,500      171,500
                                                                     -----------
  Total Repurchase Agreements
    (cost $650,000) .....................................                650,000
                                                                     -----------
  Total Market Value of Securities - 93.09%
    (cost $31,050,628) ..................................             30,472,032

  Receivables and Other Assets Net
    of Liabilities - 6.91% ..............................              2,263,307
                                                                     -----------
  Net Assets Applicable to 8,273,776 Shares
    Outstanding - 100.00% ...............................            $32,735,339
                                                                     -----------

Delaware High-Yield Opportunities Fund
--------------------------------------------------------------------------------
  Net Asset Value - Delaware High-Yield
    Opportunities Fund Class A
    ($18,478,020 / 4,673,480 Shares) ....................                 $3.95
                                                                          -----
  Net Asset Value - Delaware High-Yield
    Opportunities Fund Class B
    ($11,209,991 / 2,830,588 Shares) ....................                 $3.96
                                                                          -----
  Net Asset Value - Delaware High-Yield
    Opportunities Fund Class C
    ($3,044,346 / 768,954 Shares) .......................                 $3.96
                                                                          -----
  Net Asset Value - Delaware High-Yield
    Opportunities Fund Institutional Class
    ($2,982 / 754 Shares) ...............................                 $3.95
                                                                          -----
  Components of Net Assets at July 31, 2001:
  Shares of beneficial interest (unlimited
    authorization - no par) .............................           $43,167,194
  Undistributed net investment income** .................               121,688
  Accumulated net realized loss
    on investments ......................................            (9,974,947)
  Net unrealized depreciation of investments ............              (578,596)
                                                                    -----------
  Total net assets ......................................           $32,735,339
                                                                    ===========
-----------
PIK - Payment in kind
TOPrS - Trust Originated Preferred Securities
* Non-income producing security for the year ended July 31, 2001. **Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
 +Zero coupon bond as of July 31, 2001. The interest rate shown is the step-up rate.
++Non-income producing security. Security is currently in default.

Net Asset Value and Offering Price per Share -
  Delaware High-Yield Opportunities Fund
Net asset value Class A (A) .............................                 $3.95
Sales charge (4.75% of offering price or 5.06% of
  amount invested per share) (B) ........................                  0.20
                                                                          -----
Offering price ..........................................                 $4.15
                                                                          =====
-----------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

Statement of Assets and Liabilities

                                                             Delaware High-Yield
July 31, 2001                                                 Opportunities Fund
--------------------------------------------------------------------------------
     Assets:
     Investments at market (cost $31,050,628) ..............      $30,472,032
     Receivable for securities sold ........................        3,783,168
     Cash ..................................................          260,375
     Dividends and interest receivable .....................          706,164
     Subscriptions receivable ..............................          191,792
                                                                  -----------
     Total assets ..........................................       35,413,531
                                                                  -----------

     Liabilities:
     Payable for securities purchased ......................        2,545,902
     Liquidations payable ..................................           71,178
     Accrued expenses ......................................           61,112
                                                                  -----------
     Total liabilities .....................................        2,678,192
                                                                  -----------

     Total Net Assets ......................................      $32,735,339
                                                                  ===========

                             See accompanying notes

Statement of Operations

Year Ended July 31, 2001                                                                      Delaware High-Yield Opportunities Fund
------------------------------------------------------------------------------------------------------------------------------------
     Investment Income:
     Interest ...................................................................................  $3,600,254
     Dividends ..................................................................................     174,024           $ 3,774,278
                                                                                                   ----------           -----------
     Expenses:
     Management fees ............................................................................     215,769
     Distribution expense .......................................................................     198,956
     Dividend disbursing and transfer agent fees and expenses ...................................      77,438
     Registration fees ..........................................................................      33,413
     Accounting and administration expenses .....................................................      14,177
     Reports and statements to shareholders .....................................................       9,094
     Custodian fees .............................................................................       8,865
     Trustees' fees .............................................................................       2,634
     Professional fees ..........................................................................       1,934
     Taxes (other than taxes on income) .........................................................         174
     Other ......................................................................................       6,735               569,189
                                                                                                   ----------
     Less expenses absorbed or waived ...........................................................                           (33,313)
     Less expenses paid indirectly ..............................................................                            (5,388)
                                                                                                                        -----------
     Total expenses .............................................................................                           530,488
                                                                                                                        -----------
     Net Investment Income ......................................................................                         3,243,790
                                                                                                                        -----------
     Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
     Net realized loss on:
       Investments ..............................................................................                        (6,895,623)
       Foreign currencies .......................................................................                            (6,838)
                                                                                                                        -----------
     Net realized loss ..........................................................................                        (6,902,461)
     Net change in unrealized appreciation/depreciation of investments and foreign currencies ...                           316,279
                                                                                                                        -----------

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies ...................                        (6,586,182)
                                                                                                                        -----------

Net Decrease in Net Assets Resulting from Operations ............................................                       $(3,342,392)
                                                                                                                        ===========

                             See accompanying notes

Statements of Changes in Net Assets

                                                                                              Delaware High-Yield Opportunities Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Year Ended
                                                                                                    7/31/01               7/31/00
     Increase (Decrease) in Net Assets from Operations:
     Net investment income ......................................................................  $ 3,243,790          $ 2,459,064
     Net realized loss on investments and foreign currencies ....................................   (6,902,461)          (2,263,757)
     Net change in unrealized appreciation/depreciation of investments and foreign currencies ...      316,279              326,436
                                                                                                   --------------------------------
     Net increase (decrease) in net assets resulting from operations ............................   (3,342,392)             521,743
                                                                                                   --------------------------------
     Dividends and Distributions to Shareholders from:
     Net investment income:
       Class A ..................................................................................   (1,933,880)          (1,250,414)
       Class B ..................................................................................   (1,061,594)            (617,811)
       Class C ..................................................................................     (276,179)            (159,852)
       Institutional Class ......................................................................         (380)            (277,926)
                                                                                                   --------------------------------
                                                                                                    (3,272,033)          (2,306,003)
                                                                                                   --------------------------------
     Capital Share Transactions:
     Proceeds from shares sold:
       Class A ..................................................................................   19,154,937           14,532,641
       Class B ..................................................................................    9,896,447            6,659,845
       Class C ..................................................................................    2,230,808            2,034,559
       Institutional Class ......................................................................           --                4,057

     Net asset value of shares issued upon reinvestment of dividends and distributions:
       Class A ..................................................................................    1,564,220            1,085,376
       Class B ..................................................................................      565,395              339,143
       Class C ..................................................................................      137,006               90,802
       Institutional Class ......................................................................          380              286,260
                                                                                                   --------------------------------
                                                                                                    33,549,193           25,032,683
                                                                                                   --------------------------------
     Cost of shares repurchased:
       Class A ..................................................................................  (14,113,438)         (11,563,039)
       Class B ..................................................................................   (6,626,156)          (3,265,393)
       Class C ..................................................................................     (965,832)          (1,665,247)
       Institutional Class ......................................................................         (642)          (3,705,898)
                                                                                                   --------------------------------
                                                                                                   (21,706,068)         (20,199,577)
                                                                                                   --------------------------------
     Increase in net assets derived from capital share transactions .............................   11,843,125            4,833,106
                                                                                                   --------------------------------
     Net Increase in Net assets .................................................................    5,228,700            3,048,846

     Net Assets:
     Beginning of period ........................................................................   27,506,639           24,457,793
                                                                                                   --------------------------------
     End of period ..............................................................................  $32,735,339          $27,506,639
                                                                                                   ================================

                             See accompanying notes
                                                                              13

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                               Delaware High-Yield Opportunities Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         12/30/96(1)
                                                                                                  Year Ended                 to
                                                                               7/31/01    7/31/00    7/31/99    7/31/98    7/31/97
     Net asset value, beginning of period ..................................    $4.850    $5.120     $5.920     $5.920     $5.500

     Income (loss) from investment operations:
       Net investment income(2) ............................................     0.444     0.455      0.434      0.523      0.290
       Net realized and unrealized gain (loss) on investments
         and foreign currencies ............................................    (0.893)   (0.296)    (0.691)     0.336      0.299
                                                                               --------------------------------------------------
     Total from investment operations ......................................    (0.449)    0.159     (0.257)     0.859      0.589
                                                                               --------------------------------------------------
     Less dividends and distributions:
       From net investment income ..........................................    (0.451)   (0.429)    (0.438)    (0.605)    (0.169)
       From net realized gain on investments ...............................        --        --     (0.105)    (0.254)        --
                                                                               --------------------------------------------------
       Total dividends and distributions ...................................    (0.451)   (0.429)    (0.543)    (0.859)    (0.169)
                                                                               --------------------------------------------------

     Net asset value, end of period ........................................    $3.950    $4.850     $5.120     $5.920     $5.920
                                                                               ==================================================

     Total return(3) .......................................................    (9.96%)    3.28%     (4.26%)    15.66%     10.81%

     Ratios and supplemental data:
       Net assets, end of period (000 omitted) .............................   $18,478   $15,650    $12,558     $9,670     $5,990
       Ratio of expenses to average net assets .............................     1.30%     1.30%      1.27%      1.14%      0.75%
       Ratio of expenses to average net assets prior to expense
         limitation and expenses paid indirectly ...........................     1.40%     1.57%      1.89%      1.44%      1.57%
       Ratio of net investment income to average net assets ................    10.06%     9.21%      8.02%      8.88%      8.53%
       Ratio of net investment income to average net assets prior
         to expense limitation and expenses paid indirectly ................     9.96%     8.94%      7.39%      8.58%      7.70%
       Portfolio turnover ..................................................    1,201%      396%       382%       317%       270%

-----------
(1) Date of initial public offering; ratios have been annualized but total return has not been annualized.
(2) Per share information for the period ended July 31, 1997 and the years ended July 31, 2000 and 2001 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net assets value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                             Delaware High-Yield Opportunities Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          2/17/98(1)
                                                                                                Year Ended                    to
                                                                                    7/31/01      7/31/00      7/31/99      7/31/98
     Net asset value, beginning of period ......................................     $4.850       $5.120       $5.920       $5.870

     Income (loss) from investment operations:
       Net investment income(2) ................................................      0.413        0.421        0.401        0.161
       Net realized and unrealized gain (loss) on investments
         and foreign currencies ................................................     (0.886)      (0.294)      (0.694)       0.044
                                                                                     ---------------------------------------------
     Total from investment operations ..........................................     (0.473)       0.127       (0.293)       0.205
                                                                                     ---------------------------------------------

     Less dividends and distributions:
       From net investment income ..............................................     (0.417)      (0.397)      (0.402)      (0.155)
       From net realized gain on investments ...................................         --           --       (0.105)          --
                                                                                     ---------------------------------------------
       Total dividends and distributions .......................................     (0.417)      (0.397)      (0.507)      (0.155)
                                                                                     ---------------------------------------------
     Net asset value, end of period ............................................     $3.960       $4.850       $5.120       $5.920
                                                                                     =============================================

     Total return(3) ...........................................................    (10.44%)       2.62%       (4.91%)       3.54%
     Ratios and supplemental data:
       Net assets, end of period (000 omitted) .................................    $11,210       $9,589       $6,296       $1,603
       Ratio of expenses to average net assets .................................      2.00%        2.00%        1.97%        1.84%
       Ratio of expenses to average net assets prior to expense
         limitation and expenses paid indirectly ...............................      2.10%        2.27%        2.59%        2.14%
       Ratio of net investment income to average net assets ....................      9.36%        8.51%        7.32%        8.18%
       Ratio of net investment income to average net assets prior
         to expense limitation and expenses paid indirectly ....................      9.26%        8.24%        6.69%        7.88%
     Portfolio turnover ........................................................     1,201%         396%         382%         317%

-----------
(1) Date of initial public offering; ratios have been annualized but total return has not been annualized.
(2) Per share information for the years ended July 31, 2000 and 2001 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net assets value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                             Delaware High-Yield Opportunities Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          2/17/98(1)
                                                                                                Year Ended                    to
                                                                                    7/31/01      7/31/00      7/31/99      7/31/98
     Net asset value, beginning of period ......................................     $4.850       $5.120       $5.920       $5.870

     Income (loss) from investment operations:
       Net investment income(2) ................................................      0.414        0.422        0.403        0.161
       Net realized and unrealized gain (loss) on investments
         and foreign currencies ................................................     (0.887)      (0.295)      (0.696)       0.044
                                                                                     ---------------------------------------------
       Total from investment operations ........................................     (0.473)       0.127       (0.293)       0.205
                                                                                     ---------------------------------------------
     Less dividends and distributions:
       From net investment income ..............................................     (0.417)      (0.397)      (0.402)      (0.155)
       From net realized gain on investments ...................................         --           --       (0.105)          --
                                                                                     ---------------------------------------------
       Total dividends and distributions .......................................     (0.417)      (0.397)      (0.507)      (0.155)
                                                                                     ---------------------------------------------

     Net asset value, end of period ............................................     $3.960       $4.850       $5.120       $5.920
                                                                                     =============================================

     Total return(3) ...........................................................    (10.44%)       2.61%       (4.91%)       3.54%

     Ratios and supplemental data:
       Net assets, end of period (000 omitted) .................................     $3,044       $2,264       $1,913         $547
       Ratio of expenses to average net assets .................................      2.00%        2.00%        1.97%        1.84%
       Ratio of expenses to average net assets prior to expense
         limitation and expenses paid indirectly ...............................      2.10%        2.27%        2.59%        2.14%
       Ratio of net investment income to average net assets ....................      9.36%        8.51%        7.32%        8.18%
       Ratio of net investment income to average net assets prior
         to expense limitation and expenses paid indirectly ....................      9.26%        8.24%        6.69%        7.88%
       Portfolio turnover ......................................................     1,201%         396%         382%         317%

-----------
(1) Date of initial public offering; ratios have been annualized but total return has not been annualized.
(2) Per share information for the years ended July 31, 2000 and 2001 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net assets value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                   Delaware High-Yield Opportunities Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        12/30/96(1)
                                                                                         Year Ended                           to
                                                                       7/31/01      7/31/00      7/31/99      7/31/98      7/31/97
     Net asset value, beginning of period ...........................   $4.850       $5.120       $5.920       $5.920       $5.500
     Income (loss) from investment operations:
       Net investment income(2) .....................................    0.458        0.473        0.444        0.537        0.290
       Net realized and unrealized gain (loss) on investments
         and foreign currencies .....................................   (0.893)      (0.298)      (0.684)       0.330        0.299
                                                                        ----------------------------------------------------------
       Total from investment operations .............................   (0.435)       0.175       (0.240)       0.867        0.589
                                                                        ----------------------------------------------------------
     Less dividends and distributions:
       From net investment income ...................................   (0.465)      (0.445)      (0.455)      (0.613)      (0.169)
       From net realized gain on investments ........................       --           --       (0.105)      (0.254)          --
                                                                        ----------------------------------------------------------
       Total dividends and distributions ............................   (0.465)      (0.445)      (0.560)      (0.867)      (0.169)
                                                                        ----------------------------------------------------------

     Net asset value, end of period .................................   $3.950       $4.850       $5.120       $5.920       $5.920
                                                                        ==========================================================

     Total return(3) ................................................   (9.67%)       3.61%       (3.96%)      15.82%       10.81%

     Ratios and supplemental data:
       Net assets, end of period (000 omitted) ......................       $3           $4       $3,691       $3,837       $3,330
       Ratio of expenses to average net assets ......................    1.00%        1.00%        0.97%        0.84%        0.75%
       Ratio of expenses to average net assets prior to expense
         limitation and expenses paid indirectly ....................    1.10%        1.27%        1.59%        1.14%        1.27%
       Ratio of net investment income to average net assets .........   10.36%        9.51%        8.32%        9.18%        8.53%
       Ratio of net investment income to average net assets prior
         to expense limitation and expenses paid indirectly .........   10.26%        9.24%        7.69%        8.88%        8.00%
       Portfolio turnover ...........................................   1,201%         386%         382%         317%         270%

-----------
(1) Date of initial public offering; ratios have been annualized but total return has not been annualized.
(2) Per share information for the period ended July 31, 1997 and the years ended July 31, 2000 and 2001 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net assets value of a share during the period and assumes reinvestment of distributions at net asset value. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.

                             See accompanying notes

Notes to Financial Statements


July 31, 2001
--------------------------------------------------------------------------------
Delaware Group Income Funds (the "Trust") is organized as a Delaware business trust and offers five series: Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund, Delaware High-Yield Opportunities Fund and Delaware Strategic Income Fund. These financial statements and the related notes pertain to Delaware High-Yield Opportunities Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended and offers Class A, Class B, Class C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional Class shares are not subject to a sales charge and offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek total return, and as a secondary objective, high current income.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions -- Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gains on investments, if any, semi-annually.

--------------------------------------------------------------------------------
1. Significant Accounting Policies (continued)
In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize all premiums and discounts on fixed income securities. The Fund does not amortize market discounts and premiums currently on fixed income securities but recognizes the discount and premiums at disposition in compliance with the Internal Revenue Code. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of such discounts and premiums. The adjustment will effectively be a reclassification between net investment income and net unrealized appreciation (depreciation) of securities and therefore will not impact total net assets or the net asset value per share of the Fund. Additionally, the above adjustment will have no impact on the Fund's distributions, which are determined in accordance with federal income tax regulations.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $764 for the year ended July 31, 2001. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended July 31, 2001 were approximately $4,624. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of the average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of the management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 1.00% of average daily net assets of the Fund through September 30, 2001.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. No distribution expenses are paid by Institutional Class shares.

For the period ended July 31, 2001, DDLP earned $9,532 for commissions on sales of the Fund's Class A shares.

At July 31, 2001 the Fund had liabilities payable to affiliates as follows:

    Investment management fees payable to DMC ............ $12,398
    Dividend disbursing, transfer agent fees,
      accounting and other expenses payable to DSC .......   5,379
    Other expenses payable to DMC and affiliates .........   2,512

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the year ended July 31, 2001, the Fund made purchases of $373,027,974 and sales of $364,461,949 of investment securities other than U.S. government securities and short-term investments.

At July 31, 2001, the cost of investments for federal income tax purposes was $31,289,941. At July 31, 2001, net unrealized depreciation was $817,909 of which $797,471 related to unrealized appreciation of investments and $1,615,380 related to unrealized depreciation of investments.

For federal income tax purposes, the Fund had accumulated capital losses as of July 31, 2001 of $3,891,313 which may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $65,503 -- 2007, $978,433 -- 2008 and $2,847,377 -- 2009.

--------------------------------------------------------------------------------
4. Capital Shares
Transactions in capital shares were as follows:

                                                              Year Ended
                                                        7/31/01        7/31/00
Shares sold:
  Class A ..........................................   4,264,752      2,934,531
  Class B ..........................................   2,222,001      1,335,625
  Class C ..........................................     492,484        408,692
  Institutional Class ..............................          --            826

Shares issued upon reinvestment
of dividends and distributions:
  Class A ..........................................     359,951        220,942
  Class B ..........................................     129,264         69,107
  Class C ..........................................      31,702         18,426
  Institutional Class ..............................          87         57,716
                                                      -------------------------
                                                       7,500,241      5,045,865
                                                      -------------------------

Shares repurchased:
  Class A ..........................................  (3,178,322)    (2,380,163)
  Class B ..........................................  (1,497,683)      (656,876)
  Class C ..........................................    (221,984)      (333,890)
  Institutional Class ..............................        (155)      (778,354)
                                                      -------------------------
                                                      (4,898,144)    (4,149,283)
                                                      -------------------------
Net increase .......................................   2,602,097        896,582
                                                      =========================

5. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of July 31, 2001, or at any time during the year.

6. Credit and Market Risk
The Fund invests in high-yield fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. Illiquid securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

7. Tax Information (Unaudited)
The information set forth is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended July 31, 2001, the Fund designates distributions paid during the year as follows:

    (A)                    (B)
 Long-Term               Ordinary                  (C)
Capital Gains             Income                  Total                  (D)
Distributions          Distributions          Distributions          Qualifying
(Tax Basis)             (Tax Basis)            (Tax Basis)          Dividends(1)
-------------          -------------          -------------         ------------
    --                     100%                    100%                   5%

(A) and (B) are based on a percentage of each of the Fund's total distributions.
(D) is based on a percentage of ordinary income of the Fund.
-----------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report of Independent Auditors


--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Delaware Group Income Funds-- Delaware High-Yield Opportunities Fund

We have audited the accompanying statement of net assets and statement of assets and liabilities of Delaware High-Yield Opportunities Fund (the "Fund") as of July 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware High-Yield Opportunities Fund at July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
September 7, 2001

Delaware
Investments(sm)
---------------
A member of Lincoln Financial Group(R)


For Shareholders
800 523-1918

For Securities Dealers
800 362-7500

For Financial Institutions
Representatives Only
800 659-2265

www.delawareinvestments.com


This annual report is for the information of Delaware High-Yield Opportunities Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware High-Yield Opportunities Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

BOARD OF TRUSTEES                           Thomas F. Madison                           Investment Manager
                                            President and Chief Executive Officer       Delaware Management Company
Charles E. Haldeman, Jr.                    MLM Partners, Inc.                          Philadelphia, PA
Chairman                                    Minneapolis, MN
Delaware Investments Family of Funds                                                    International Affiliate
Philadelphia, PA                            Janet L. Yeomans                            Delaware International Advisers Ltd.
                                            Vice President and Treasurer                London, England
Walter P. Babich                            3M Corporation St.
Board Chairman                              Paul, MN                                    National Distributor
Citadel Constructors, Inc.                                                              Delaware Distributors, L.P.
King of Prussia, PA                                                                     Philadelphia, PA

David K. Downes                             AFFILIATED OFFICERS                         Shareholder Servicing, Dividend
President and Chief Executive Officer                                                   Disbursing and Transfer Agent
Delaware Investments Family of Funds        William E. Dodge                            Delaware Service Company, Inc.
Philadelphia, PA                            Executive Vice President and                Philadelphia, PA
                                            Chief Investment Officer, Equity
John H. Durham                              Delaware Investments Family of Funds        2005 Market Street
Private Investor                            Philadelphia, PA                            Philadelphia, PA 19103-7057
Horsham, PA
                                            Jude T. Driscoll
John A. Fry                                 Executive Vice President and
Executive Vice President                    Head of Fixed Income
University of Pennsylvania                  Delaware Investments Family of Funds
Philadelphia, PA                            Philadelphia, PA

Anthony D. Knerr                            Richard J. Flannery
Consultant                                  President and Chief Executive Officer
Anthony Knerr & Associates                  Delaware Distributors, L.P.
New York, NY                                Philadelphia, PA

Ann R. Leven
Former Treasurer
National Gallery of Art
Washington, DC



(5014)                                                        Printed in the USA
AR-137 [7/01] CG 09/01                                                     J7408